United States
Securities and Exchange Commission
Washington, D.C. 20549
_________________

FORM 8-K
_________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2011	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

ENERGY HOLDINGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

12012 Wickchester Lane, Suite 130, Houston, TX 77079
(Address of Principal Executive Offices) (Zip Code)

(713) 492-2329
(Registrant’s telephone number, including area code)

(Former name or former address if changed since the last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

ITEM 8.01.  Other Events

 Erroneous Filing

On March 31, 2011, a Form 10-K for another company (World Health Energy Holdings, Inc.) was erroneously filed under Energy Holdings International, Inc.'s records.  The SEC has been notified and a request to have the mistaken filing deleted has been submitted.  The problem was due to a software technical problem beyond the control of the company and its Edgar service provider.  Please disregard the Form 10-K filing submitted on March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 5, 2011		ENERGY HOLDINGS INTERNATIONAL, INC.

	By:	/s/ Jalal Alghani
Jalal Alghani, Chief Financial Officer